SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

TRUETT-HURST, INC.

______________

(Exact name of registrant as specified in its charter)

Delaware	333-187164	46-1561499
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5610 Dry Creek Road, Healdsburg, CA 95448

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 431-4423

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Definitive Material Agreement

Our subsidiary, H.D.D. LLC (the “LLC,” and together with Truett-Hurst, Inc., the “Company,” “we,” “our,” or “us”), has entered into two Conditional Waiver Letters (the “Second Quarter Waiver Agreement” and the “Third Quarter Waiver Agreement” and, together, the “Waiver Agreements”) relating to the Loan and Security Agreement between Bank of the West (the “Lender”) and the Company, dated as of July 15, 2015 (as amended, the “Credit Agreement”). The Waiver Letters provided waivers by the Lender of a breach of the “Debt Service Coverage Ratio,” as such term is defined in the Credit Agreement, with respect to the quarters ended December 31, 2016 and March 31, 2017, respectively.

Pursuant to the Waiver Agreements, the Lender waived a breach of covenant by the LLC that constituted an “Event of Default” under the Credit Agreement for each of the applicable measurement periods. The LLC failed to maintain a ratio of (1) EBITDA plus contributions minus unfinanced capital expenditures minus dividends, withdrawals or distributions to (2) Current Portion of Long-Term Debt plus Interest Expense, of not less than 1.25 to 1.0, measured at the end of the fiscal quarters ended December 31, 2016 and March 31, 2017. In connection with each Waiver Agreement, the LLC paid the Lender a waiver fee in the amount of $5,000.

The covenant breach resulted because the Lender disallowed the $0.8 million VML/Westside Road lease termination gain recorded in the first quarter of fiscal year 2017 from the definition of EBITDA for purposes of calculating the Debt Service Coverage Ratio. This exclusion of the lease termination gain from the definition of EBITDA caused the covenant breach of the Credit Agreement in the quarters ended December 31, 2016 and March 31, 2017.

The Company expects to be in compliance in all material aspects with the covenants provided for in the Credit Agreement as of June 30, 2017.

As of March 31, 2017, the Company had $4.3 million in borrowings outstanding under the Credit Agreement.

Item 9.01.	Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Conditional Waiver Letter, dated as of April 19, 2017, between Truett-Hurst Inc. and Bank of the West

10.2	Conditional Waiver Letter, dated as of May 9, 2017, between Truett-Hurst Inc. and Bank of the West

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Truett-Hurst, Inc.

By:	/s/ Phillip L. Hurst	Date: May 10, 2017
Phillip L. Hurst
President and Chief Executive Officer